Supplement dated May 1, 2007 to Prospectuses dated May 1, 2007 for
               AnnuiChoice(R) II Flexible Premium Variable Annuity
    Issued by Integrity Life Insurance Company through its Separate Account I


This is a supplement to the prospectus identified above, which describes a change in the AnnuiChoice II variable annuity contract currently being issued by Integrity Life Insurance Company. Please retain this supplement to the prospectus for future reference.


Part 6 - Optional Benefits is modified as follows:

The Guaranteed Minimum Withdrawal Benefit Rider is not available.

All references to the Guaranteed Minimum Withdrawal Benefit Rider throughout the prospectus are deleted, including Appendix C - Guaranteed Minimum Withdrawal Benefit Examples.


Part 6 - Optional Benefits is further modified as follows:

The Highest Anniversary Death Benefit Rider section is replaced with the following:

The Highest Anniversary Death Benefit (HADB) is an optional benefit Rider, which you may purchase for an additional fee. This Rider provides an enhancement of the standard Death Benefit under the contract as follows:

For contracts where the Annuitant's age on the Contract Date is up to and including age 75, the Death Benefit will be the greater of:

o your highest Account Value on any Contract Anniversary up to and including Annuitant's age 80, plus any contributions received after that Contract Anniversary, minus proportional adjustments for any withdrawals (including associated charges) after that Contract Anniversary; or

o    the standard Death Benefit described in Part 5.

The HADB Rider is not available if the Annuitant is age 76 or older on the Contract Date.

The fee for the HADB Rider is an annual effective rate of 0.20% on the value of your Variable Account Options. This fee is assessed at the end of each calendar quarter for the life of the contract.